UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2006 (July 31, 2006)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28931	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 Aerial Center Parkway, Suite 205 Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-5160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 31, 2006, BioDelivery Sciences International, Inc. (the “Company”) entered into two separate third amendments to the Company’s February and May 2005 financing agreements with Laurus Master Fund, Ltd. (“Laurus”). Such financing agreements and the initial two amendments thereto are filed as exhibits to the Company’s Current Reports on Form 8-K dated, respectively, February 25, 2005, June 3, 2005, June 30, 2005 and January 3, 2006.

Under the third amendments, Laurus has agreed to defer payments by the Company of certain monthly principal amounts under the Company’s February and May 2005 Convertible Notes with Laurus ($909,096 in the aggregate), as well as certain other previously postponed principal amounts due under such notes ($1,280,945 in the aggregate), until the first business day of January 2007.

In consideration of Laurus’ agreement enter into the third amendments, the Company issued to Laurus two warrants, one to purchase 62,887 shares of Company common stock (in connection with the February amendment) and a second to purchase 47,113 shares of Company common stock (in connection with the May amendment) (such warrants collectively, the “July 2006 Warrants”). In each case, the July 2006 Warrants are exercisable into shares of Company common stock at an exercise price of $3.00 per share and expire on July 31, 2013.

Except for the exercise price of the warrants, the July Warrants are substantially similar to the warrants issued to Laurus on February 22, 2005, May 31, 2005, June 29, 2005 and December 28, 2005. The Company has agreed to register the shares of common stock underlying the July Warrants with the Securities and Exchange Commission pursuant to a registration statement required to be filed by no later than July 31, 2007.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

10.1	Third Amendment to February 22, 2005 Laurus Master Fund, Ltd. financing documents, dated July 31, 2006.

10.2	Third Amendment to May 31, 2005 Laurus Master Fund, Ltd. financing documents, dated July 31, 2006.

10.3	Common Stock Purchase Warrant (62,887 shares), dated July 31, 2006, issued by the Company in favor of Laurus Master Fund, Ltd.

10.4	Common Stock Purchase Warrant (47,113 shares), dated July 31, 2006, issued by the Company in favor of Laurus Master Fund, Ltd.

10.5	Registration Rights Agreement, dated July 31, 2006, between the Company and Laurus Master Fund, Ltd.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 4, 2006	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Mark A. Sirgo
	Name:	Mark A. Sirgo, Pharm.D.
	Title:	President and CEO